                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ John F. Barrett
                                           ---------------------------
                                           John F. Barrett
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Judith G. Boynton
                                           ---------------------------
                                           Judith G. Boynton
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Judith G. Boynton, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Phillip R. Cox
                                           ---------------------------
                                           Phillip R. Cox
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ William A. Friedlander
                                           ---------------------------
                                           William A. Friedlander
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Roger L. Howe
                                           ---------------------------
                                           Roger L. Howe
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Roger L. Howe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Robert P. Hummel, M.D.
                                           ---------------------------
                                           Robert P. Hummel, M.D.
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Robert P. Hummel, M.D., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ James D. Kiggen
                                           ---------------------------
                                           James D. Kiggen
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ John T. LaMacchia
                                           ---------------------------
                                           John T. LaMacchia
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Steven C. Mason
                                           ---------------------------
                                           Steven C. Mason
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Steven C. Mason, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Charles S. Mechem, Jr.
                                           ---------------------------
                                           Charles S. Mechem, Jr.
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Charles S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Mary D. Nelson
                                           ---------------------------
                                           Mary D. Nelson
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ James F. Orr
                                           ---------------------------
                                           James F. Orr
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me James F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ Brian H. Rowe
                                           ---------------------------
                                           Brian H. Rowe
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me Brian H. Rowe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1997; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.

                                           /s/ David B. Sharrock
                                           ---------------------------
                                           David B. Sharrock
                                           Director


STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

     On the 2nd day of March, 1998, personally appeared before me David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 2nd day of March, 1998.

                                           /s/ Mary Janet Edwards
                                           ---------------------------
                                           Notary Public

                                                    [STAMP]